MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

SUPPLEMENT DATED JUNE 7, 2010 to

PROSPECTUS DATED MAY 1, 2010

This Supplement is made as of June 7, 2010 to the Prospectus of Met Investors Series Trust (the “Trust”) dated May 1, 2010 relating to the Met/Franklin Mutual Shares Portfolio (the “Portfolio”).

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Effective immediately, the third paragraph in the “PORTFOLIO SUMMARY:—Principal Investment Strategies” section of the Prospectus is replaced in its entirety with the following:

The Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Portfolio currently invests 66% to 80% of the equity portion of its portfolio in companies with market capitalizations greater than $5 billion, with the balance in smaller companies.